  Exhibit 32.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q/A for the quarter ended March 31, 2008 (the “Report”) of Pegasi Energy Resources Corporation (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Richard Lindermanis, as the Chief Financial Officer, pursuant to 18 U.S.C. § 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify, to the best of my knowledge, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the consolidated financial condition     and consolidated results of operations of the Registrant.

Dated: August 6, 2008	By:	/s/ Richard Lindermanis
Richard Lindermanis
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.